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                                                                     Exhibit 4.2

           STOCKHOLDER RIGHTS AGREEMENT, dated as of October 12, 2000, among Calpine Corporation, a Delaware corporation (the
           "Company"), and the parties listed on the signature pages
                                     hereto

                                  Introduction

     The Company has entered into a Stock and Note Purchase Agreement, dated as of June 23, 2000, as amended (the "Stock and Note Purchase Agreement"), pursuant to which, among other things, the Company is issuing, and Michael P. Polsky, the ASP Trust (as defined in the Stock and Note Purchase Agreement) and the GJP Trust (as defined in the Stock and Note Purchase Agreement) (collectively, the "Stockholders") are acquiring, shares of the Company's common stock, par value $0.001 per share (the "Common Stock").

     The execution and delivery of this Agreement by the Company and the Stockholders is a condition precedent to the obligations of the Stockholders and the Company under the Stock and Note Purchase Agreement.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in Section 10(b).

     In   consideration of the foregoing, the covenants and obligations set forth below and other good and valuable consideration, the parties agree as follows:

     1.   Registration on Request.

     (a)  Request. Subject to the limitations set forth in Section 1(c) and
Section 20, Polsky may, from time to time, require the Company, upon written notice to the Company, to use its best efforts to effect the registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), of the Registrable Securities held by the Holders in the amounts and at the times specified in Section 1(b). The Company promptly shall give notice (the "Company Notice") of such requested registration to all other Holders of Registrable Securities. The Company shall use its best efforts to effect, in accordance with the terms hereof, the registration under the Securities Act for public sale (in accordance with the method of disposition specified in the requesting notice from Polsky) of the Registrable Securities that the Company has been requested to register by (i) Polsky and (ii) such other Holders who have given written notice to the Company within 20 days after the giving of the Company Notice.

     (b) Eligibility. Polsky shall not be entitled to require registration of any Registrable Securities pursuant to Section 1(a) prior to July 31, 2001. Polsky shall be entitled to require registration pursuant to Section 1(a) (A) at any time on and after July 31, 2001, of up to 33.33% of the Registrable Securities held by the requesting Holders and (B) at any time on and after the last day of each month thereafter, commencing August 31, 2001, of up to an additional 2.778% of the Registrable Securities held by the requesting Holders, it being understood that all Registrable Securities held by the Holders shall be eligible for registration pursuant to Section 1(a) on and after July 31, 2003.

     (c) Limitations. The Company shall not be required to effect a registration pursuant to Section 1(a):

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          (i)  within 90 days after the effective date of a registration statement (a "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") for a public offering and sale of equity securities of the Company (other than a registration of securities pursuant to (A) any Registration Statement on Form S-8 or Form S-4, (B) any Registration Statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or entity or (C) any Registration Statement relating solely to a dividend reinvestment plan, employee stock option, stock purchase, benefit or similar plans (each, a "Special Registration Statement")); provided that the Company shall use its best efforts to achieve effectiveness of a registration requested hereunder promptly following such 90 day period if such request is made during such 90 day period;

          (ii) on more than one occasion in any nine consecutive month period commencing August 1, 2001; and

          (iii) on more than four occasions in the aggregate.

     (d) Effective Registration Statement. A registration requested pursuant to this Section 1 shall not be deemed to have been effected, and shall not be deemed a requested registration for purposes of this Section 1, (i) unless a Registration Statement covering at least 90% of the Registrable Securities specified in the notices from Polsky and any other requesting Holders has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the requisite time period as set forth in this Agreement; provided that a Registration Statement involving an underwritten offering that does not cover at least 90% of the Registrable Securities specified in the notices from Polsky and any other requesting Holders solely by reason of a reduction in the number of Registrable Securities pursuant to Section 1(f) shall be deemed to have been effected by the Company pursuant to
Section 1(a) unless Polsky and such other requesting Holders have elected to pay all Registration Expenses in connection with such registration; provided further that a registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal to proceed of Polsky or any other requesting Holder shall be deemed to have been effected by the Company at the request of Polsky and such other requesting Holders unless Polsky and such other requesting Holders have elected to pay all Registration Expenses in connection with such failed registration, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to any Holder, or (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of any Holder.

     (e) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 1(a) hereof involves an underwritten offering, Polsky shall have the right to select an investment banker and manager to administer the offering, which investment banker and manager shall be reasonably satisfactory to the Company.

     (f) Priority in Requested Registration. The Company shall have the right to include in any Registration Statement initiated by Polsky pursuant to Section 1(a) securities to be sold by the Company for its own account and securities of the Company to be sold by any other

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stockholder pursuant to incidental registration rights granted to such stockholder in accordance with Section 17 (the "Other Holders"). If, in the good-faith judgment of the managing underwriter of any underwritten offering, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 1(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Common Stock to be sold is otherwise advisable, then the number of shares of Common Stock to be included in the offering shall be reduced to the required level, first, by excluding securities to be sold by the Company for its own account, second, by reducing the participation of Other Holders in such offering pro rata among such Other Holders in such offering based upon the total number of securities owned by such Other Holders or excluding securities to be sold by such Other Holders, and third, by reducing the participation of Holders such that the total number of shares to be registered in such offering shall be based upon the following formula:

     O x H/T

     O = the total number of shares that the managing underwriter in its good faith judgment agrees can be sold in the offering.

     H = the total number of Registrable Securities requested to be included in the offering by each such Holder after having given proper notice to participate in the offering.

     T = the total number of Registrable Securities requested to be included in the offering by all Holders who have given proper notice to participate in the offering.

     (g) Demands Only by Polsky. All of the Holders acknowledge and agree that the right to initiate a registration pursuant to Section 1(a) or to select and underwriter pursuant to Section 1(g) shall be exercised solely by Polsky.

     2.   Incidental Registration.

     (a) Right to Include Registrable Securities. If at any time the Company proposes to register under the Securities Act the resale of any shares of Common Stock by any executive officer of the Company on a form and in a manner that would permit registration of Registrable Securities for the sale to the public under the Securities Act (other than in connection with Special Registration Statements), the Company shall give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 30 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such Registration Statement all of the Registrable Securities requested by Holders. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section 2(a) to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters.

     (b) Priority in Incidental Registrations. If in the good-faith judgment of the managing underwriter of any underwritten offering, the inclusion of all of the Registrable Securities requested for inclusion pursuant to Section 2(a) would adversely affect the successful marketing of the proposed offering or a reduction in the number of shares of Common Stock to be

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sold is otherwise advisable, then the number of shares of Common Stock to be included in the offering shall be reduced to the required level, first, by excluding securities to be sold by the Company for its own account, if any, and, second, by reducing the participation of Holders and Other Holders in such offering pro rata among such Holders and Other Holders based upon the following formula:

     O x H/T

     O = the total number of shares that the managing underwriter in its good faith judgment agrees can be sold in the offering.

     H = the total number of Registrable Securities requested to be included in the offering by each such Holder who has given proper notice to participate in the offering or the total number of securities requested to be included in the offering by each such Other Holder, as the case may be.

     T = the total number of Registrable Securities requested to be included in the offering by all Holders who have given proper notice to participate in the offering and the total number of securities requested to be included in the offering by all Other Holders.

     3. Registration Procedures. If and whenever the Company is required by the provisions of Sections 1 or 2 to effect the registration of Registrable Securities under the Securities Act, the Company shall, at its expense, as expeditiously as possible:

     (a) prepare and, in any event within 60 days (or 90 days in the case of an underwritten registration) after the end of the period within which a request for registration may be given to the Company by an eligible Holder, file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective; provided that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the Registration Statement;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 120 days (except with respect to any Registration Statement filed pursuant to Rule 415 under the Securities Act if the Company is eligible to file a Registration Statement on Form S-3, in which case the Company shall use its best efforts to keep such Registration Statement effective and updated until such time as all of the Registrable Securities covered by such Registration Statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers set forth in such Registration Statement) and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that before filing a Registration Statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement, which counsel shall be reasonably acceptable to the Company, to represent all Holders of Registrable

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Securities covered by such Registration Statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

     (c) furnish to each seller of such Registrable Securities such number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

     (d) use its best efforts to register or qualify such Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified or
(ii) to consent to general service or process in any such jurisdiction;

     (e) notify each seller of any such Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the Registration Statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

     (g) use its best efforts to list such Registrable Securities on any securities exchange or interdealer quotation system on which capital stock of the same class is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange or system, and to provide a transfer agent and registrar for such Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

     (h) in connection with any underwritten offering, enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions

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as the sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

     (i) in connection with any underwritten offering, obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the sellers of a majority of such Registrable Securities shall reasonably request;

     (j) in connection with any underwritten offering, obtain an opinion of counsel for the Company in customary form and covering matters of the type customarily covered in opinions of the Company's counsel as the sellers of a majority of such Registrable Securities shall reasonably request; and

     (k) in connection with any underwritten offering, make available for inspection by any seller of such Registrable Securities covered by such Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement.

     4. Expenses. With respect to each registration effected pursuant to Sections 1 or 2, all Registration Expenses in connection with such registration and the public offering in connection therewith shall be borne by the Company; provided that Holders participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions (on the basis of the number of Registrable Securities of each such person included and sold in such registration).

     5.   Indemnification and Contribution.

     (a) Indemnification by the Company. In the event of a registration of any shares of Registrable Securities pursuant to Section 1 or 2, the Company, to the extent permitted by law, will indemnify and hold harmless each Holder of such shares of Registrable Securities included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Securities and each other person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, and their respective directors, officers, partners, members, agents and affiliates (the "Holders' Affiliates"), and each of their successors from and against, and will reimburse such Holder and each such underwriter, controlling person and Holders' Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, underwriter, controlling person or Holders' Affiliate may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses (or actions or proceedings, whether commenced or threatened in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are

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based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided that the Company will not be liable in any case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission so made in reliance upon and in strict conformity with information furnished in writing by such Holder or such underwriter specifically for use in the preparation thereof. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter, controlling person or Holders' Affiliate and shall survive the transfer of such securities by such Holder.

     (b) Indemnification by the Holders. Each Holder of shares of Registrable Securities that are included in a Registration Statement pursuant to the provisions of this Agreement, severally and not jointly, to the extent permitted by law, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs such Registration Statement, each director of the Company, each underwriter and any person who controls the underwriter and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that such Holder will be liable in any such case to the extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. The liability of each Holder under this Section 5(b) shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the shares of Registrable Securities sold by such Holder under such Registration Statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of shares of Registrable Securities covered by the Registration Statement. It is agreed that this indemnity shall not apply to amounts paid in settlement of any such claim, action, demand, loss, damage, liability, cost or expense if such settlement is effected without the consent of the Holders (which consent shall not be unreasonably withheld). This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or any such director, officer, partner, member, agent or controlling person and shall survive the transfer of such securities by such Holder.

     (c) Notices of Claims, etc. Promptly after receipt by a party to be indemnified pursuant to the provisions of Section 5(a) or (b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party

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pursuant to the provisions of this Section 5(a) or (b), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 5 and shall not relieve the indemnifying party from liability under this Section 5 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of Section 5(a) and (b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying parry as incurred; provided that the indemnifying party shall be required to pay the fees of only one separate counsel for all indemnified parties in such action. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement, any underwriter or controlling person of any such Holder or underwriter, or any Holders' Affiliate, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder, underwriter, controlling person or Holders' Affiliate in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Securities on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder of Registrable Securities on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied

                                       8
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by the Company on the one hand or by the Holder of Registrable Securities on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case, (A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sales of Registrable Securities covered by the Registration Statement.

     (e) Other Indemnification. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering of Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     6.   Reporting Requirements.

     (a) Exchange Act Reporting. The Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) Furnishing Information to Holders. The Company shall forthwith upon request furnish any Holder of Registrable Securities (a) a copy of the most recent annual or quarterly report of the Company, and (b) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

     (c) Rule 144. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 6 are to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any Registrable Securities in reliance upon Rule 144 (or any other similar or successor exemptive provision hereafter in effect). In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect). The Company agrees to use reasonable efforts to facilitate and expedite transfers of Registrable Securities by Holders pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Securities.

     7. Stockholder Information. The Company may require each Holder of Registrable Securities as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request and as shall be required by law or by the rules and regulations of the Commission in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

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     8.   Specific Enforcement. All of the parties acknowledge that the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

     9.   Restrictions on Transfer.

     (a) No Holder shall, directly or indirectly, sell (including short sales), transfer, exchange, assign, pledge, hypothecate, give or otherwise dispose of any Registrable Securities, or any right or interest therein, or enter into any contract in respect of any of the foregoing, unless and until such Registrable Securities are either (i) eligible for registration for resale under the Securities Act pursuant to Section 1 (regardless of whether such Registrable Securities are actually registered) or (ii) are registered for resale under the Securities Act pursuant to Section 2; provided that

          (A) a Stockholder or Plan Participant without registration may transfer Registrable Securities by gift to any member of such Stockholder's or Plan Participant's immediate family or to a trust solely for the benefit of one or more members of such Stockholder's or Plan Participant's immediate family;

          (B) Registrable Securities without registration may be transferred to a Holder's executor, administrator, trustee, or personal representative at death or involuntarily by operation of law; and

          (C) within 30 days after the date hereof, Michael P. Polsky may sell up to an aggregate of 67,000 Registrable Securities to the Plan Participants, provided that as a condition precedent to each such sale, the Company shall have received an opinion of Sachnoff & Weaver, Ltd., in form and substance reasonably satisfactory to the Company, that such sale is exempt from registration under the Securities Act and all applicable state securities laws;

and in each case any such transfer otherwise shall be exempt from registration under the Securities Act and any applicable state securities laws.

     (b) Each stock certificate representing Registrable Securities shall be imprinted with the following legend:


          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, OFFERED, SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE

          REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE AND UPON DELIVERY TO THE COMPANY, IF REQUESTED, OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE HELD SUBJECT TO THE TERMS OF A STOCKHOLDER RIGHTS AGREEMENT, DATED AS OF OCTOBER 12, 2000. A COPY OF THE STOCKHOLDER RIGHTS AGREEMENT IS AVAILABLE FOR INSPECTION DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL OFFICES OF THE COMPANY. NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED HEREBY MAY BE SOLD, ASSIGNED, TRANSFERRED, MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OR ENCUMBERED, DIRECTLY OR INDIRECTLY, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH STOCKHOLDER RIGHTS AGREEMENT. THE STOCKHOLDER RIGHTS AGREEMENT SHOULD BE READ CAREFULLY PRIOR TO PURCHASING THE SHARES REPRESENTED HEREBY."

The Company may instruct its transfer agent to impose appropriate stop transfer procedures to enforce the restrictions imposed by Section 9(a).

     (c) The legend specified in Section 9(b) shall be removed and the Company shall promptly issue, or shall promptly cause to be issued, a certificate without such legend to the Holder of any Registrable Securities if the resale of such Registrable Securities is registered under the Securities Act pursuant to
Section 1 or 2.

     10.  Descriptive Headings; Definitions; Certain Interpretations.

     (a) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

     (b) As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" means (a) any person directly or indirectly controlling, controlled by or under common control with another person; (b) any person owning or controlling 10% or more of the outstanding voting securities of such other person; (c) any partner, officer, director, employee or stockholder of such person or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) or not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any person.

     "Holder" means (a) the Stockholders and (b) any other person to which the rights of registration under this Agreement have been transferred or assigned in accordance with the terms of this Agreement.

     "Plan Participant" means each of the individuals identified on Schedule 1 hereto.

     "Polsky" means Michael A. Polsky or, in the event of his death or incapacity, a single person designated in writing to the Company by his estate or administrator.

     "Registrable Securities" means (a) 1,058,871 shares of Common Stock issued to the Stockholders pursuant to the Stock and Note Purchase Agreement and (b) any shares of Common Stock issued in respect of such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided that any such shares shall cease to be Registrable Securities when such securities have been sold in a public distribution or a public securities transaction.

     "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including (i) all registration and filing fees of the Commission, a stock exchange or the National Association of Securities Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to Section 3(g),
(v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance,
(vi) the reasonable fees and disbursements of one counsel selected by the Holders of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, and (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

     (c) Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" or "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its permitted successors and assigns; and (vi) a reference in this Agreement to an Section or Schedule is to the Section or Schedule of this Agreement.

     11. Notices. All notices, requests and other communications to any party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     If to the Company:     Calpine Corporation
                            50 West San Fernando Street
                            San Jose, California 95113
                            Attention:  Ann B. Curtis
                            Fax No.:  408-995-0505

     With a copy to:        Covington & Burling
                            1330 Avenue of the Americas
                            New York, New York 10019
                            Attention: William R. Collins
                            Fax No.: (212) 841-1010

If to any Holder, to its address as provided on its signature page attached hereto, or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

     12. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     13. Benefits of Agreement. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

     14. Enforceability. It is the desire and intent of the parties hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

     15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

     16. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS

REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
SECTION 16.

     17.  Other Registration Rights. Within the limitations prescribed by this
Section 17, but not otherwise, the Company may grant to other investors in the Company rights of incidental registration (such as those rights provided in Section 2) with respect to registrations requested by Holders pursuant to
Section 1, but only in respect of that portion of any such registration as remains after inclusion of all shares of Registrable Securities requested by Holders.

     18. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Stockholders' rights hereunder may not be assigned to any person or entity except a transferee of Registrable Securities pursuant to an unregistered transfer by a Holder in accordance with the proviso set forth in
Section 9(a); provided that any such transferee agrees in writing to be bound by all of the terms and conditions of this Agreement.

     19. Blackout Periods. Notwithstanding any other provision in this Agreement to the contrary, the Company's obligation to file a Registration Statement, or cause such Registration Statement to become and remain effective, shall be suspended for not more than one period not to exceed an aggregate of 90 days in any 12-month period if the Company shall furnish to Holders a certificate signed by the president of the Company stating that in the reasonable judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to undisclosed pending Company events. Any such suspension shall terminate upon disclosure of such events by the Company or the termination of such events.

     20. Aircraft Carrier Release. The parties agree that if Release No. 33-7606A, or a similar release, is adopted by the Commission, the parties shall make amendments to this Agreement necessary to preserve the intent of this Agreement. All references to forms of the Commission in this Agreement include successor forms thereto.

     21. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to matters covered hereby and supersedes all prior agreements with respect to its subject matter and understandings, written or oral, among the parties with respect to the subject matter hereof.

     22. Amendment and Waiver. This Agreement and the rights granted to the Stockholders may be modified, amended or waived only by a writing signed by each party hereto.

     23. Admission of Additional Holders. Any person who on or subsequent to the date of this Agreement acquires Registrable Securities pursuant to Section 9(a), shall, upon execution of a counterpart signature page of this Agreement become a party to this Agreement without further action by the other parties hereto. The addition of any such person as a party to this Agreement party shall not be considered an amendment of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                           CALPINE CORPORATION


                           By: /s/ Ann B. Curtis
                               ----------------------------------------------
                               Name:  Ann B. Curtis
                               Title: Executive Vice President,
                                      Chief Financial Officer and Secretary

HOLDER SIGNATURE PAGE


                              Michael P. Polsky
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Michael P. Polsky
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              233 South Wacker Drive
                              ----------------------------------------------
                              Suite 9425
                              ----------------------------------------------
                              Chicago, IL 60606
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              David Boyce
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ David Boyce
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              8 Bel Aire Court
                              ----------------------------------------------
                              Buffalo Grove, IL 60089
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Steve Dowdy
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Steve Dowdy
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              210 Wyngate Drive
                              ----------------------------------------------
                              Barrington, IL 60010
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Alex George
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Alex George
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              810 Alleghany Road
                              ----------------------------------------------
                              Grayslake, IL 60030
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Andy Kellen
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Andy Kellen
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              6905 Wellauer Drive
                              ----------------------------------------------
                              Wauwatosa, WI 53213
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Jerrold Levy
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Jerrold Levy
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              2106 Brandywyn Lane
                              ----------------------------------------------
                              Buffalo Grove, IL 60089
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Tom Long
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Tom Long
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              41 East Stone Avenue
                              ----------------------------------------------
                              Lake Forest, IL 60045
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Terry Mitchell
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Terry Mitchell
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              17 Bristol Court
                              ----------------------------------------------
                              Mundelein, IL 60060
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Kent Morton
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Kent Morton
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              1000 West Washington Boulevard
                              ----------------------------------------------
                              #134
                              ----------------------------------------------
                              Chicago, IL 60607
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Bryan Schueler
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Bryan Schueler
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              2040 Walters Avenue
                              ----------------------------------------------
                              Northbrook, IL 60062
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              James Shield
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ James Shield
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              20428 Weatherstone
                              ----------------------------------------------
                              Kildeer, IL 60047
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Shailesh Vyas
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Shailesh Vyas
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              8323 Misty Trail Drive
                              ----------------------------------------------
                              Houston, TX 77095
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Bianca Virgili
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Bianca Virgili
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              207 West Ridge
                              ----------------------------------------------
                              Prospect Heights, IL 60070
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Mark Leaman and Marlo Leman, JTWROS
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Mark Leaman and Marlo Leaman, JTWROS
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              2036 Walters Avenue
                              ----------------------------------------------
                              Northbrook, IL 60062
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              Enio Ricci and Mary Ricci, JTWROS
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ Enio Ricci and Mary Ricci, JTWROS
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              One Littlebrooke Court
                              ----------------------------------------------
                              Olney, MD 20832
                              ----------------------------------------------

HOLDER SIGNATURE PAGE


                              James Murphy and Kathryn Murphy
                              ----------------------------------------------
                              Print Name of Holder


                              /s/ James Murphy and Kathryn Murphy
                              ----------------------------------------------


                              ----------------------------------------------
                              Print Name of Signatory (if Holder is
                              not a natural person)


                              ----------------------------------------------
                              Title of Signatory (if Holder is not a
                              a natural person)


                              Address:
                              125 Tall Trees Drive
                              ----------------------------------------------
                              Barrington, IL 60010
                              ----------------------------------------------